UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 25, 2022
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On July 25, 2022, Voya Financial, Inc. a Delaware corporation (the “Company”), completed its previously announced transaction contemplated by the Combination Agreement, dated as of June 13, 2022 (the “Agreement”), by and among the Company, Voya Investment Management LLC, a Delaware limited liability company and an indirect subsidiary of the Company (“Voya IM”), Allianz SE, a stock corporation organized and existing under the laws of the European Union and the Federal Republic of Germany (“Allianz”), Allianz Global Investors U.S. LLC, a Delaware limited liability company and an indirect subsidiary of Allianz (“AGI U.S.”), and VIM Holdings LLC, a newly formed Delaware limited liability company (“Newco”), pursuant to which the parties have combined Voya IM with assets and teams comprising specified transferred strategies formerly managed by AGI U.S.
As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2022, with respect to the above described transaction and the Agreement, effective as of July 25, 2022, an affiliate of the Company and an affiliate of Allianz entered into the Amended and Restated Limited Liability Company Agreement of Newco (“A&R Newco Operating Agreement”). Pursuant to the A&R Newco Operating Agreement, the Company now holds, indirectly, a 76% economic stake in Newco and Allianz holds, indirectly, a 24% economic stake in Newco. As a result of the transactions contemplated by the Agreement, Newco holds all of the limited liability company interests in Voya IM and certain assets and liabilities transferred from AGI U.S. related to specified investment teams and strategies and the associated assets under management.
In accordance with the A&R Newco Operating Agreement, the Company has full operational control of Newco, Voya IM and the transferred assets and investment teams. Under the terms of the A&R Newco Operating Agreement, Allianz’s voting stake in Newco is limited to 4.9%. Allianz is not entitled to representation on the board of managers of Newco, but has specified minority protections, including with respect to certain related party transactions. Subject to exceptions set forth in the A&R Newco Operating Agreement, each of the Company and Allianz has preemptive rights over future equity issuances by Newco.
The A&R Newco Operating Agreement provides, among other things, that upon a change of control of the Company, or in certain circumstances following an equity adjustment of Allianz’s stake in Newco below 10%, the Company will have the right to acquire Allianz’s interests in Newco at fair market value, determined in accordance with the terms of the A&R Newco Operating Agreement (“Fair Market Value”). In the event of a change of control of the Company in which the acquiring party is one of a set of specified competitors of Allianz, and the Company does not exercise its right to acquire Allianz’s interests in Newco as described above, Allianz will subsequently have the right to require the Company to purchase its Newco interests at Fair Market Value.
The A&R Newco Operating Agreement further provides that, subject to certain exceptions, including in the case of a change of control of the Company, the Company and Allianz may not transfer their equity interests in Newco for a period of three (3) years following the closing date. Each of the Company and Allianz has a right of first offer on transfers by the other party following this period, except in certain circumstances, including in the case of a change of control of the Company. The A&R Newco Operating Agreement also contains other customary exit rights, including “drag-along” provisions in the case of a Company decision to sell its interest in Newco and “tag-along” rights for Allianz in a transaction for the sale of the Company’s interests in Newco, subject in each case to conditions and exceptions described further in the A&R Newco Operating Agreement.

The foregoing description is only a summary of certain of the provisions of the A&R Newco Operating Agreement and is qualified in its entirety by the A&R Newco Operating Agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.
Forward-Looking and Other Cautionary Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in the Company’s business or expectations for the Company’s future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in the Company’s core markets, (ii) performance of financial markets, (iii) the frequency and severity of insured loss events, (iv) the effects of natural or man-made disasters, including pandemic events and specifically the current COVID-19 pandemic event, (v) mortality and morbidity levels, (vi) persistency and lapse levels, (vii) interest rates, (viii) currency exchange rates, (ix) general competitive factors, (x) changes in laws and regulations, such as those relating to Federal taxation, state insurance regulations and NAIC regulations and guidelines, (xi) changes in the policies of governments and/or regulatory authorities, (xii) the Company’s ability to successfully manage the separation of the Company’s individual life business on the expected timeline and economic terms, and (xiii) the Company’s ability to realize the expected benefits of the transaction with Allianz and AGI U.S. Factors that may cause actual results to differ from those in any forward-looking statement also include those described under “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition (“MD&A”) - Trends and Uncertainties” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 22, 2022, and in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022, filed with the SEC on May 5, 2022.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ Trevor Ogle
Name:    Trevor Ogle
Title:    Senior Vice President and Deputy General Counsel
Dated: July 29, 2022